Exhibit 99.1

Coeur Mining, Inc. Announces Expiration and Final Results of Previously Announced Exchange Offer and
Consent Solicitation for New Gold Senior Notes

April 21, 2026

CHICAGO--(BUSINESS WIRE)--Coeur Mining, Inc. (NYSE: CDE) (“Coeur” or the “Company”) today announced the final results of its previously announced private exchange offer to certain Eligible Holders (the “Exchange Offer”) for any and all of the US$400,000,000 aggregate principal amount outstanding of the 6.875% Senior Notes due 2032 (CUSIP: 644535 AJ5 / C62944 AE0; ISIN: US644535AJ57 / USC62944AE04) (the “Existing Notes”) issued by New Gold Inc. (“New Gold”), in exchange for Coeur’s 6.875% Senior Notes due 2032 (the “New Notes”) and cash, pursuant to the terms and subject to the conditions set forth in the exchange offer memorandum and consent solicitation statement dated March 23, 2026 (as the same may be amended or supplemented from time to time, the “Exchange Offer Memorandum”).

As of 5:00 p.m., New York City time, on April 20, 2026 (the “Expiration Date”), according to information provided by Global Bondholder Services Corporation, the information agent and exchange agent for the Exchange Offer, US$500,000 aggregate principal amount of Existing Notes had been validly tendered and not validly withdrawn after 5:00 p.m., New York City time, on April 3, 2026 (the “Early Participation Date”), but prior to the Expiration Date.  Subject to the terms and conditions of the Exchange Offer, Coeur is accepting for purchase all US$500,000 aggregate principal amount of Existing Notes validly tendered after the Early Participation Date and at or prior to the Expiration Date, in addition to the US$385,300,000 aggregate principal amount of Existing Notes validly tendered at or prior to the Early Participation Date, for a total of US$385,800,000 aggregate principal amount of Existing Notes (representing approximately 96.45% of the outstanding Existing Notes) validly tendered and not validly withdrawn, and accepted for exchange, in exchange for $385,774,000 in aggregate principal amount of New Notes and approximately $771,600 in cash (including $770,600 in cash consideration and $1,000 in cash in lieu of fractional notes).  The settlement date with respect to all Existing Notes validly tendered and not validly withdrawn and accepted for purchase is April 22, 2026.

RBC Capital Markets, LLC acted as the Dealer Manager for the Exchange Offer.  The information agent and exchange agent was Global Bondholder Services Corporation.

The New Notes offered in the Exchange Offer have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and any applicable state securities laws.

About Coeur

Coeur Mining, Inc. (NYSE: CDE) is a U.S.-based, well-diversified, growing precious metals producer with seven wholly-owned operations: the New Afton gold-copper mine in British Columbia, Canada, the Rainy River gold-silver mine in Ontario, Canada, the Las Chispas silver-gold mine in Sonora, Mexico, the Palmarejo gold-silver mine in Chihuahua, Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska and the Wharf gold mine in South Dakota.  In addition, the Company wholly-owns the Silvertip polymetallic critical minerals exploration project in British Columbia, Canada.

Forward-Looking Statements and Cautionary Statements

Certain statements in this press release, including, but not limited to, any statements regarding Coeur’s or New Gold’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid.  Forward-looking statements are all statements other than statements of historical facts.  The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements.  Specific forward-looking statements include, but are not limited to, statements regarding Coeur’s or New Gold’s plans and expectations with respect to the anticipated impact of the transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position, including strategies and plans and integration.  The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, potential adverse reactions or changes to business or employee relationships of Coeur or New Gold, including those resulting from the completion of the Exchange Offer; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Coeur and New Gold; the effects of the business combination of Coeur and New Gold, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk of any litigation relating to the transaction; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices, life of mine estimates; the timing and amount of estimated future production; the risks of mining activities; and the fact that operating costs and business disruption may be greater than expected.  Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, gold, silver and copper market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in the Exchange Offer Memorandum under “Risk Factors,” in Coeur’s Annual Report on Form 10-K for the year ended December 31, 2025, which is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is available from Coeur’s website at www.coeur.com under the “Investors” tab, and in other documents Coeur’s files with the SEC and in New Gold’s annual information form for the year ended December 31, 2024, which is on file with the SEC and on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR+”) and available from New Gold’s website at www.newgold.com under the “Investors” tab, and in other documents New Gold files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time.  Neither Coeur’s nor New Gold assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security.  No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The Exchange Offer and Consent Solicitation are being made solely pursuant to the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

For Additional Information

Coeur Mining, Inc.
200 S. Wacker Drive, Suite 2100
Chicago, Illinois 60606
Attention: Jeff Wilhoit, Senior Director, Investor Relations
Phone: (312) 489-5800
Source: Coeur Mining